UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2020

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(561)	404-2934
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing dealings in securities by a director of MiX Telematics and by directors of major subsidiaries of the Company. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - Dealings in Securities by a director of MiX Telematics and by directors of major subsidiaries of MiX Telematics pursuant to the exercise of share options under the MiX Telematics Group Executive Incentive Scheme (“the Scheme”).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               MIX TELEMATICS LIMITED

               By: /s/ John Granara
               Name: John Granara
               Title: Chief Financial Officer

Date: September 9, 2020

Exhibit 99.1

MiX TELEMATICS LIMITED

(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX
NYSE share code: MIXT
ISIN: ZAE000125316
LEI Code: 529900S6HHR7CK7BU646
(“MiX Telematics”)

DEALINGS IN SECURITIES BY A DIRECTOR AND BY DIRECTORS OF MAJOR SUBSIDIARIES OF MIX TELEMATICS

Shareholders are advised of the following information relating to dealings in securities by a director of MiX Telematics and by directors of major subsidiaries of MiX Telematics pursuant to the exercise of share options under the MiX Telematics Group Executive Incentive Scheme (“the Scheme”):

Charles Tasker exercised 1 500 000 shares options and his intention is to retain all the shares, thereby increasing his direct beneficial shareholding in MiX Telematics to 4 407 050.

Name of director:	Charles Tasker
Transaction date:	September 8, 2020
Class of securities:	Ordinary shares
Number of securities:	1 500 000
Price per security:	R4.11
Total value of the transaction:	R6 165 000.00
Nature of transaction:	Off-market exercise of the share options under the Scheme
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Gert Pretorius exercised 1 000 000 shares options and his intention is to sell 866 727 of these shares to cover primarily the strike price and resultant tax implications of the transaction. At the conclusion of the transaction, Gert Pretorius will have increased his shareholding in MiX Telematics by 133 273 shares, bringing his total shareholding to 823 127.

Name of director:	Gert Pretorius
Name of subsidiary company:	Director of MiX Telematics Africa Proprietary Limited, MiX Telematics Investments Proprietary Limited and MiX Telematics International Proprietary Limited
Transaction date:	September 8, 2020
Class of securities:	Ordinary shares
Number of securities:	1 000 000
Price per security:	R4.11
Total value of the transaction:	R4 110 000.00
Nature of transaction:	Off-market exercise of the share options under the Scheme
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Catherine Lewis exercised 1 000 000 shares options and her intention is to sell 703 413 of these shares to cover primarily the strike price and resultant tax implications of the transaction. At the conclusion of the transaction, Catherine Lewis will have increased her shareholding in MiX Telematics by 296 587 shares, bringing her total shareholding to 1 921 087.

Name of director:	Catherine Lewis
Name of subsidiary company:	Director of MiX Telematics International Proprietary Limited
Transaction date:	September 8, 2020
Class of securities:	Ordinary shares
Number of securities:	1 000 000
Price per security:	R4.11
Total value of the transaction:	R4 110 000.00
Nature of transaction:	Off-market exercise of the share options under the Scheme
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

September 9, 2020

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